SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2006

PETALS DECORATIVE ACCENTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24641	84-1016435
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Executive Pavilion, 90 Grove Street, Ridgefield, Connecticut 06877
(Address of principal executive offices) (Zip Code)

(203)431-3300
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct.

These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Petals Decorative Accents, Inc. Should one or more of these risks or uncertainties materialize, or should the assumptions underlying our forward-looking statements prove incorrect, our future performance and actual results of operations could vary significantly from those anticipated, projected, believed, expected, intended or implied. We undertake no obligation to update any of the forward-looking statements in this Report, which speak only as of the date they were made.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 23, 2006, our board of directors appointed Gregory Powell to the position of Chief Financial Officer.
Prior to joining us, from April 2004 to October 2006, Mr. Powell served as the chief financial officer of Spiegel Brands Inc., a direct response retailer of apparel and home furnishings based in New York, NY, where he previously served as Vice President of Finance from June 2003 to April 2004. Prior to his time at Spiegel, from April 1996 to June 2003, Mr. Powell served as the Vice President of Merchandise Planning and Inventory Control for the Direct Sales Division of J. Crew Group, Inc. and from September 1991 to March 1996, he served as Director of Merchandise Planning for the Direct Sales Division of J. Crew Group.

Mr. Powell is not a party to any transactions with us that we would be required to disclose pursuant to Item 404(a) of Regulation S-B promulgated under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETALS DECORATIVE ACCENTS, INC.

Dated: October 26, 2006	By:	/s/ Stephen M. Hicks
Stephen M. Hicks
President